UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On April 10, 2025, ROS Acquisition Offshore LP (“ROS Acquisition”), Royalty Opportunities S.àr.l (“ROS S.àr.l”) and OrbiMed Royalty Opportunities II, LP (“ORO II” and together with ROS Acquisition and ROS S.àr.l, the “Sellers”), each of which are affiliates of OrbiMed Advisors LLC (“OrbiMed Advisors”) and collectively majority stockholders of Xtant Medical Holdings, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with funds affiliated with Nantahala Capital Management, LLC (“Nantahala”), an existing stockholder of the Company, and certain other investors (together with Nantahala, the “Purchasers”), pursuant to which the Sellers agreed to sell to the Purchasers an aggregate of approximately 73.1 million shares (the “Shares”) of common stock, par value $0.000001 per share (the “Common Stock”), of the Company, at a per Share price of $0.42, subject to the terms and conditions contained in the Stock Purchase Agreement. The Company is not party to the Stock Purchase Agreement, which was privately negotiated amongst the Sellers and the Purchasers.

The closing of the sale of the Shares pursuant to the Stock Purchase Agreement (the “Transaction”) is anticipated to occur as soon as reasonably practicable upon completion of all closing mechanics. To the Company’s knowledge, based solely on beneficial ownership filings made with the Securities and Exchange Commission (the “SEC”), the Shares to be sold in the Transaction by the affiliates of OrbiMed Advisors constitute all of the issued and outstanding shares of Common Stock held by affiliates of OrbiMed Advisors. As the lead purchaser in the Transaction, Nantahala has agreed to purchase 57.0 million Shares, which together with shares of Common Stock previously held by Nantahala, result in Nantahala holding shares of Common Stock representing 49.1% of the issued and outstanding shares of Common Stock.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On April 10, 2025, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a shelf resale registration statement (the “Resale Registration Statement”) with the SEC within 30 days of the date of the closing, for purposes of registering the resale of the Shares. Under the terms of the Registration Rights Agreement, the Company agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC within 60 days of the date of the closing (90 days in the event the Resale Registration Statement is reviewed by the SEC). The Company also agreed, among other things, to indemnify the selling stockholders from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

The foregoing summary description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

MidCap Credit Agreement Amendments

On April 10, 2025, the Company entered into Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan) (“Term Amendment No. 2”), which amends the Amended and Restated Credit, Security and Guaranty Agreement (Term Loan) by and among the Company, as guarantor, and its U.S. subsidiaries, as borrowers, MidCap Financial Trust, as agent, and the financial institutions party thereto (as amended, the “Term Credit Agreement”), and Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan) (together with Term Amendment No. 2, the “Amendments No. 2”), which amends the Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan) by and among the Company, as guarantor, and its U.S. subsidiaries, as borrowers, MidCap Funding IV Trust, as agent, and the financial institutions party thereto (together with the Term Credit Agreement, the “Credit Agreements”).

The Amendments No. 2 amend the definition of “Change in Control” in the Credit Agreements to increase the Common Stock ownership threshold that triggers a Change in Control from 40% to 49.9% such that Nantahala’s ownership percentage following the closing of the Transaction, as described in the Introductory Note hereto, does not result in a Change in Control under the Credit Agreements solely by virtue of Nantahala’s ownership. The terms of borrowing under the Credit Agreements otherwise remain unchanged.

The foregoing summary description of the Amendments No. 2 does not purport to be complete and is qualified in its entirety by the full text of the Amendments No. 2, filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of April 10, 2025, among Xtant Medical Holdings, Inc. and each of the several purchasers signatory thereto (filed herewith)

10.2	Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of April 9, 2025, among Xtant Medical, Inc., Bacterin International, Inc., X-spine Systems, Inc., Surgalign SPV, Inc., and any additional borrower that hereafter becomes party thereto, Xtant Medical Holdings, Inc., as a guarantor, MidCap Financial Trust, as agent, and the other financial institutions or other entities from time to time parties thereto (filed herewith)

10.3	Amendment No. 2 to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan), dated as of April 9, 2025, among Xtant Medical, Inc., Bacterin International, Inc., X-spine Systems, Inc., Surgalign SPV, Inc., and any additional borrower that hereafter becomes party thereto, Xtant Medical Holdings, Inc., as a guarantor, MidCap Funding IV Trust, as agent, and the other financial institutions or other entities from time to time parties thereto (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer

Date: April 11, 2025